Employee Benefit Plan, Risk and Uncertainty	12 Months Ended
Dec. 31, 2025
EBP, Risk and Uncertainty [Abstract]
EBP, Risk and Uncertainty	Risks and UncertaintiesThe Plan invests in various investment securities. Investment securities are exposed to various risks and uncertainties such as interest rate, market, and credit risks, as well as economic changes, political unrest and regulatory changes. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect participants’ account balances and the amounts reported in the statements of net assets available for benefits. Approximately 14% and 15% of net assets available for benefits are invested in the Company’s Common Stock at December 31, 2025 and 2024, respectively.